UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2006

SKYE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-27549 (Commission File Number)	88-0362112 (IRS Employer Identification No.)

7650 E. Evans Rd., Suite C Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (480) 889-9999

7150 West Erie Street, Chandler, Arizona 85226
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 8, 2006, Gregg C. Johnson resigned as a director of the Registrant. On the same date Mr. Johnson was also appointed as the Registrant’s Executive Vice President. Mr. Johnson will continue to act as the Registrant’s Secretary.

On September 8, 2006, the Board of Directors of the Registrant reorganized the Committees of the Board by making the following appointments:

A.	To its Board of Advisors, now comprised of:

(i)	Daryl O. Anderson.

B.	To its Corporate Governance Committee, now comprised of:

(i)	Mark D. Chester,
(ii)	Daryl O. Anderson, and
(iii)	Barry M. Goldwater, Jr.

C.	To its Audit Committee, now comprised of:

(i)	Mark D. Chester, and
(ii)	Wesley G. Sprunk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC.

Date: September 12, 2006	By:
Gregg C. Johnson, Secretary